    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 1998



                                                      REGISTRATION NO. 333-41221

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PCI CHEMICALS CANADA INC.
             (Exact name of registrant as specified in its charter)

           NEW BRUNSWICK, CANADA                              2812                               NOT APPLICABLE
      (State or other jurisdiction of             (Primary Standard Industrial                  (I.R.S. Employer
       incorporation or organization)              Classification Code Number)                 Identification No.)
                        630 WEST RENE-LEVESQUE BOULEVARD, MONTREAL, QUEBEC, H3B 1S6, (514) 397-6100
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
     PIONEER AMERICAS ACQUISITION CORP.                     DELAWARE                               06-1420850
           PIONEER AMERICAS, INC.                           DELAWARE                               76-0280373
     PIONEER CHLOR ALKALI COMPANY, INC.                     DELAWARE                               51-0302028
         IMPERIAL WEST CHEMICAL CO.                          NEVADA                                95-2375683
           ALL-PURE CHEMICAL CO.                           CALIFORNIA                              94-2314942
        BLACK MOUNTAIN POWER COMPANY                          TEXAS                                76-0291143
     ALL-PURE CHEMICAL NORTHWEST, INC.                     WASHINGTON                              94-2714064
  PIONEER CHLOR ALKALI INTERNATIONAL, INC.                  BARBADOS                               98-0118164
             G.O.W. CORPORATION                              NEVADA                                88-0336831
            PIONEER (EAST), INC.                            DELAWARE                               51-0375981
            T.C. HOLDINGS, INC.                            NEW MEXICO                              86-0311265
            T.C. PRODUCTS, INC.                            WASHINGTON                              91-1536884
             PCI CAROLINA, INC.                             DELAWARE                               76-0549506
          PIONEER LICENSING, INC.                           DELAWARE                               52-2058031
       (Exact name of registrants as             (State or other jurisdiction of                (I.R.S. Employer
        specified in their charters)             incorporation or organization)                Identification No.)

                                ---------------
   4300 NATIONSBANK CENTER, 700 LOUISIANA STREET, HOUSTON, TEXAS 77002, (713)
                                    225-3831
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                                ---------------
                            KENT R. STEPHENSON, ESQ.
                       PIONEER AMERICAS ACQUISITION CORP.
                            4300 NATIONSBANK CENTER
                              700 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
                                 (713) 225-3831
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                with a copy to:

                        CORNELIUS T. FINNEGAN III, ESQ.
                            WILLKIE FARR & GALLAGHER
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 821-8000
                                ---------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                                ---------------

    The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     PCI Canada is a wholly-owned subsidiary of PAAC. PAAC, which is a Delaware corporation, is empowered by the Delaware General Corporation Law, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of PAAC. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Certificate of Incorporation and by-laws of PAAC provide for indemnification of the directors and officers of such entities to the full extent permitted by the Delaware General Corporation Law.

     PAAC maintains an insurance policy providing for indemnification of its officers, directors and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits


         *2.1            -- Asset Purchase Agreement, dated as of September 22, 1997, by and among PCI Canada, PCI Carolina, Pioneer, ICI, ICI
                            Canada and ICI Americas (incorporated by reference to
                            Exhibit 2 to the Company's Report on Form 10-Q, for the
                            quarter ended September 30, 1997).
         *2.2            -- First Amendment to Asset Purchase Agreement, dated as of
                            October 31, 1997, among PCI Canada, PCI Carolina,
                            Pioneer, ICI, ICI Canada and ICI Americas (incorporated
                            by reference to Exhibit 2(b) to the Company's Current
                            Report on Form 8-K, dated November 5, 1997).
         *3.1            -- Certificate of Incorporation of PCI Canada.
         *3.2            -- By-laws of PCI Canada.
         *3.3            -- Certificate of Incorporation of PAAC (incorporated by
                            reference to Exhibit 3.1 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.4            -- By-laws of PAAC (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.5            -- Certificate of Incorporation of PAI (incorporated by
                            reference to Exhibit 3.3 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.6            -- By-laws of PAI (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.7            -- Certificate of Incorporation of PCAC (incorporated by
                            reference to Exhibit 3.5 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.8            -- By-laws of PCAC (Incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.9            -- Certificate of Incorporation of Imperial West
                            (incorporated by reference to Exhibit 3.7 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).

         *3.10           -- By-laws of Imperial West (incorporated by reference to
                            Exhibit 3.8 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.11           -- Certificate of Incorporation of All-Pure (incorporated by reference to Exhibit 3.9 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.12           -- By-laws of All-Pure (incorporated by reference to Exhibit
                            3.10 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.13           -- Certificate of Incorporation of Black Mountain Power
                            Company (incorporated by reference to Exhibit 3.11 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.14           -- By-laws of Black Mountain Power Company (incorporated by reference to Exhibit 3.12 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.15           -- Certificate of Incorporation of All-Pure Chemical
                            Northwest, Inc. (incorporated by reference to Exhibit
                            3.13 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.16           -- By-laws of All-Pure Chemical Northwest, Inc.
                            (incorporated by reference to Exhibit 3.14 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.17           -- Certificate of Incorporation of Pioneer Chlor Alkali
                            International, Inc. (incorporated by reference to Exhibit
                            3.15 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.18           -- By-laws of Pioneer Chlor Alkali International, Inc.
                            (incorporated by reference to Exhibit 3.16 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.19           -- Certificate of Incorporation of G.O.W. Corporation
                            (incorporated by reference to Exhibit 3.17 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.20           -- By-laws of G.O.W. Corporation (incorporated by reference to Exhibit 3.18 to the Company's Registration Statement
                            on Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.21           -- Certificate of Incorporation of Pioneer (East), Inc.
                            (incorporated by reference to Exhibit 3.19 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.22           -- By-laws of Pioneer (East), Inc. (incorporated by
                            reference to Exhibit 3.20 to the Company's Registration
                            Statement on Form S-4 (File No. 333-30683) declared
                            effective by the Commission on October 17, 1997).
         *3.23           -- Certificate of Incorporation of T.C. Holdings, Inc.
                            (incorporated by reference to Exhibit 3.21 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.24           -- By-laws of T.C. Holdings, Inc. (incorporated by reference to Exhibit 3.22 to the Company's Registration Statement
                            on Form S-4 (File No. 333-30683) declared effective by
                            the Commission on October 17, 1997).
         *3.25           -- Certificate of Incorporation of T.C. Products, Inc.
                            (incorporated by reference to Exhibit 3.23 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.26           -- By-laws of T.C. Products, Inc. (incorporated by reference to Exhibit 3.24 to the Company's Registration Statement
                            on Form S-4 (File No. 333-30683) declared effective by
                            the Commission on October 17, 1997).
         *3.27           -- Certificate of Incorporation of PCI Carolina, Inc.

         *3.28           -- By-laws of PCI Carolina, Inc.
         *3.29           -- Certificate of Incorporation of Pioneer Licensing, Inc.
         *3.30           -- By-laws of Pioneer Licensing, Inc.
         *4.1            -- Indenture, dated as of October 30, 1997, by and among PCI
                            Canada, the Guarantors and United States Trust Company of
                            New York, as Trustee, relating to $175,000,000 principal
                            amount of 9 1/4% Series A Senior Notes due 2007,
                            including form of Note and Guarantees.
          4.2            -- Deed of Hypothec, dated as of October 30, 1997, by PCI
                            Canada in favor of United States Trust Company of New
                            York, as Collateral Agent.
          4.3            -- Affiliate Security Agreement, dated as of October 30,
                            1997, among PCI Carolina, Inc., Pioneer Licensing, Inc.
                            and United States Trust Company of New York, as
                            Collateral Agent.
          4.4            -- Debenture (New Brunswick), dated October 30, 1997, by PCI
                            Canada in favor of United States Trust Company of New
                            York, as Collateral Agent.
          4.5(a)         -- Demand Debenture (Ontario), dated as of October 30, 1997, by PCI Canada in favor of United States Trust Company of
                            New York, as Collateral Agent.
          4.5(b)         -- Demand Debenture (Nova Scotia), dated October 30, 1997, issued by PCI Canada in favor of United States Trust
                            Company of New York, as Collateral Agent.
          4.6(a)         -- Debenture Pledge Agreement (Ontario), dated October 30,
                            1997, by PCI Canada in favor of United States Trust
                            Company of New York, as Collateral Agent.
          4.6(b)         -- Debenture Pledge Agreement (Nova Scotia), dated October
                            30, 1997, by PCI Canada in favor of United States Trust
                            Company of New York, as Collateral Agent.
          4.6(c)         -- Debenture Pledge Agreement (New Brunswick), dated October
                            30, 1997, by PCI Canada in favor of United States Trust
                            Company of New York, as Collateral Agent.
          4.7            -- Subsidiary Security Agreement, dated as of October 30,
                            1997, by PCI Canada in favor of United States Trust
                            Company of New York, as Collateral Agent.
         *4.8(a)         -- Term Loan Agreement, dated as of October 30, 1997, among
                            PAI, PAAC, Various Financial Institutions, as Lenders,
                            DLJ Capital Funding, Inc. as the Syndication Agent,
                            Salomon Brothers Holding Company Inc, as the
                            Documentation Agent, Bank of America National Trust and
                            Savings Association, as the Administrative Agent and
                            United States Trust Company of New York, as Collateral
                            Agent.
         *4.8(b)         -- Affiliate Guaranty, dated as of October 30, 1997, among the Affiliate Guarantors named therein.
         *4.9            -- Consent and Amendment No. 1, dated November 5, 1997, to
                            Loan and Security Agreement, dated June 17, 1997, among
                            PAAC, Bank of America National Trust and Savings
                            Association, as Agent and Lender and the other Lenders
                            Party thereto.
         *4.10           -- Intercreditor and Collateral Agency Agreement, dated as of October 30, 1997 by and among United States Trust
                            Company of New York, as Trustee and Collateral Agent,
                            Bank of America National Trust and Savings Association,
                            as Agent, PCI Canada, PAAC and PAI.
         *4.11           -- Exchange and Registration Rights Agreement, dated as of
                            October 30, 1997, by and among PCI Canada, the Guarantors
                            and the Initial Purchasers.
          5.1            -- Opinion of Willkie Farr & Gallagher.
          5.2            -- Opinion of Kent R. Stephenson, Esq.
          5.3            -- Opinion of Stewart McKelvey Stirling Scales, St. John,
                            New Brunswick.
          8.1            -- Opinion of Willkie Farr & Gallagher with respect to
                            certain tax matters.
          8.2            -- Opinion of Stikeman, Elliot, Montreal, Quebec with
                            respect to certain tax matters.
        *10.1            -- Contingent Payment Agreement, dated as of April 20, 1995, by and among Pioneer (formerly, GEV corporation), PAAC
                            and the Sellers defined therein (incorporated by
                            reference to Exhibit 10.2 to the Current Report on Form
                            8-K of Pioneer, dated April 20, 1995).

        *10.2            -- Tax Sharing Agreement, dated as of April 20, 1995, by and among Pioneer, PAAC and the Subsidiary Guarantors defined
                            therein (incorporated by reference to Exhibit 10.3 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.3            -- Pioneer Companies, Inc. 1995 Stock Incentive Plan
                            (incorporated by reference to Exhibit 10.4 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.4            -- Pioneer Companies, Inc. Key Executive Stock Grant Plan
                            (incorporated by reference to Exhibit 10.2 to the
                            Quarterly Report on Form 10-Q of Pioneer for the
                            quarterly period ended June 30, 1996).
        *10.5            -- Pioneer Chlor Alkali Company, Inc. Supplemental
                            Retirement Plan (incorporated by reference to Exhibit
                            10.5 to the Annual Report on Form 10-K of Pioneer for the
                            fiscal year ended December 31, 1995).
        *10.6            -- Employment Agreement, dated as of April 20, 1995, between
                            Pioneer and Richard C. Kellogg, Jr. (incorporated by
                            reference to Exhibit 10.1 to the Quarterly Report on Form
                            10-Q of Pioneer for the quarterly period ended June 30,
                            1995).
        *10.7            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and James E. Glattly (incorporated
                            by reference to Exhibit 10.8 to Pioneer's Annual Report
                            on Form 10-K for the year ended December 31, 1995).
        *10.8            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and Verrill M. Norwood, Jr.
                            (incorporated by reference to Exhibit 10.9 to Pioneer's
                            Annual Report on Form 10-K for the year ended December
                            31, 1995).
        *10.9            -- Executive Employment Agreement, dated January 4, 1997,
                            between Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.10 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.10           -- Stock Purchase Agreement, dated January 4, 1997, between
                            Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.11 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.11           -- Non-Qualified Stock Option Agreement, dated May 15, 1997, between Pioneer Companies, Inc. and Andrew M. Bursky.
        *10.12           -- Noncompetition Agreement, dated as of October 31, 1997, between ICI, ICI Canada, ICI Americas, PCI Canada and PCI
                            Carolina.
        *12.1            -- Statement Regarding Computation of Ratio of Earnings to
                            Fixed Charges.
        *16.1            -- Letter from Ernst & Young LLP regarding change in
                            independent accountants (incorporated by reference to
                            Exhibit 16.1 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
        *21.1            -- Subsidiaries of the Registrants.
        *23.1            -- Independent Auditors' Consent of Deloitte & Touche LLP.
        *23.2            -- Independent Auditors' Consent of Ernst & Young LLP.
        *23.3            -- Independent Auditors' Consent of Piercy, Bowler, Taylor &
                            Kern.
        *23.4            -- Independent Public Accountants' Consent of Arthur
                            Andersen LLP.
        *23.5            -- Independent Auditor's Consent of KPMG.
         23.6            -- Consents of Willkie Farr & Gallagher (included in their opinions filed as Exhibits 5.1 and 8.1).
         23.7            -- Consent of Kent R. Stephenson, Esq. (included in his
                            opinion filed as Exhibit 5.2).

         23.8            -- Consent of Stewart McKelvey Stirling Scales, St. John,
                            New Brunswick (included in their opinion filed as Exhibit
                            5.3).
         23.9            -- Consent of Stikeman, Elliot, Montreal, Quebec (included in their opinion filed as Exhibit 8.2).
        *24.1            -- Powers of Attorney (included in the signature pages
                            hereto).
        *25.1            -- Statement on Form T-1 of Eligibility of Trustee.
         99.1            -- Form of Letter of Transmittal.
         99.2            -- Form of Notice of Guaranteed Delivery.
         99.3            -- Form of Letter to Clients.
         99.4            -- Form of Letter to Nominees.


---------------


* Previously filed.


(b) Financial Statement Schedules:

SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS.

     All other schedules have been omitted because they are not applicable or not required or the required information is included in the financial statements or notes thereto.

ITEM 22. UNDERTAKINGS.

     The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of PAAC's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrants pursuant to the provisions, described under Item 20 above, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrants hereby undertake that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PCI CHEMICALS CANADA INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson

                                              Title: Vice President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                         *                           President and Director (principal       January 8, 1998
---------------------------------------------------    executive officer)
                Norman E. Thogersen

               /s/ PHILIP J. ABLOVE                  Vice President, Chief Financial         January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Vice President and Controller           January 8, 1998
---------------------------------------------------    (principal accounting officer)
                 Pierre Prud'homme

                         *                           Chairman of the Board                   January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                January 8, 1998
---------------------------------------------------
                Raymond E. Boucher

                         *                           Director                                January 8, 1998
---------------------------------------------------
                   G.P. Donnini

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PIONEER AMERICAS ACQUISITION CORP.

                                            By:    /s/ PHILIP J. ABLOVE
                                              ----------------------------------
                                              Name: Philip J. Ablove
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                        TITLE                         DATE
                      ---------                                        -----                         ----

                          *                            President, Chief Executive Officer        January 8, 1998
-----------------------------------------------------    and Director (principal executive
                  Michael J. Ferris                      officer)

                /s/ PHILIP J. ABLOVE                   Vice President, Chief Financial           January 8, 1998
-----------------------------------------------------    Officer and Director (principal
                  Philip J. Ablove                       financial officer)

                          *                            Controller (principal accounting          January 8, 1998
-----------------------------------------------------    officer)
                   John R. Beaver

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                 William R. Berkley

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                  Andrew M. Bursky

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                  Donald J. Donahue

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
               Richard C. Kellogg, Jr.

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                  Paul J. Kienholz

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                   Jack H. Nusbaum

                          *                            Director                                  January 8, 1998
-----------------------------------------------------
                Thomas H. Schnitzius



* By:    /s/ PHILIP J. ABLOVE


     -------------------------------

            Philip J. Ablove


            Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PIONEER AMERICAS, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson

                                              Title: Vice President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                         *                           Chairman of the Board and President      January 8, 1998
---------------------------------------------------    (principal executive officer)
                 Michael J. Ferris

               /s/ PHILIP J. ABLOVE                  Vice President, Chief Financial          January 8, 1998
---------------------------------------------------    Officer, Treasurer and Director
                 Philip J. Ablove                      (principal financial officer)

                         *                           Controller (principal accounting         January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Director                                 January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PIONEER CHLOR ALKALI COMPANY, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                         *                           President and Director (principal       January 8, 1998
---------------------------------------------------    executive officer)
                 James E. Glattly

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial      January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting        January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                   January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            IMPERIAL WEST CHEMICAL CO.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                         *                           President and Director (principal       January 8, 1998
---------------------------------------------------    executive officer)
                 James M. Wingard

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial      January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting        January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                   January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            ALL-PURE CHEMICAL CO.


                                            By:   /s/ KENT R. STEPHENSON

                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Ronald E. Ciora

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            BLACK MOUNTAIN POWER COMPANY

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Terry K. Graves

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                 James E. Glattly

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            ALL-PURE CHEMICAL NORTHWEST, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Ronald E. Ciora

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                     PIONEER CHLOR ALKALI INTERNATIONAL, INC.

                                     By:       /s/ KENT R. STEPHENSON
                                        ----------------------------------------
                                        Name: Kent R. Stephenson
                                        Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           Chairman of the Board (principal          January 8, 1998
---------------------------------------------------    executive officer)
                 Michael J. Ferris

               /s/ PHILIP J. ABLOVE                  Vice President (principal financial       January 8, 1998
---------------------------------------------------    officer)
                 Philip J. Ablove

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                David F. Callaghan

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                  James A. Fields

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                  David A. Leslie

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            G. O. W. CORPORATION

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----
<->Y

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Terry K. Graves

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer (principal financial
                 Philip J. Ablove                      officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PIONEER (EAST), INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

              /s/ KENT R. STEPHENSON                 President, Secretary and Chairman of      January 8, 1998
---------------------------------------------------    the Board (principal executive
                Kent R. Stephenson                     officer)

                         *                           Treasurer and Director (principal         January 8, 1998
---------------------------------------------------    financial and accounting officer)
                Robert C. Williams

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                Victoria L. Garrett

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            T.C. HOLDINGS, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Ronald E. Ciora

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            T.C. PRODUCTS, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director (principal         January 8, 1998
---------------------------------------------------    executive officer)
                  Ronald E. Ciora

               /s/ PHILIP J. ABLOVE                  Vice President and Chief Financial        January 8, 1998
---------------------------------------------------    Officer and Director (principal
                 Philip J. Ablove                      financial officer)

                         *                           Controller (principal accounting          January 8, 1998
---------------------------------------------------    officer)
                  John R. Beaver

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                 William L. Mahone

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PCI CAROLINA, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

                         *                           President and Director                    January 8, 1998
---------------------------------------------------    (principal executive officer)
                Norman E. Thogersen

               /s/ PHILIP J. ABLOVE                  Vice President, Chief Financial           January 8, 1998
---------------------------------------------------    Officer and Director
                 Philip J. Ablove                      (principle financial and accounting
                                                       Officer)

                         *                           Chairman of the Board                     January 8, 1998
---------------------------------------------------
                 Michael J. Ferris

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                   G. P. Donnini

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 8th day of January, 1998.


                                            PIONEER LICENSING, INC.

                                            By:   /s/ KENT R. STEPHENSON
                                              ----------------------------------
                                              Name: Kent R. Stephenson
                                              Title: President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----

              /s/ KENT R. STEPHENSON                 President, Secretary and Chairman of      January 8, 1998
---------------------------------------------------    the Board (principal executive
                Kent R. Stephenson                     officer)

                         *                           Treasurer and Director (principal         January 8, 1998
---------------------------------------------------    financial and accounting officer)
                Robert C. Williams

                         *                           Director                                  January 8, 1998
---------------------------------------------------
                Victoria L. Garrett

           * By: /s/ KENT R. STEPHENSON
    -------------------------------------------
                Kent R. Stephenson
                 Attorney-in-fact

                                                                     SCHEDULE II

                       PIONEER AMERICAS ACQUISITION CORP.

                       VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                             BALANCE AT   CHARGED TO                             BALANCE AT
                                             BEGINNING    COSTS AND                                END OF
                DESCRIPTION                  OF PERIOD     EXPENSE     ADDITIONS   DEDUCTIONS      PERIOD
                -----------                  ----------   ----------   ---------   ----------    ----------

Year Ended December 31, 1996:
     Allowance for doubtful accounts.......    $1,424        $ --       $   --       $(113)(A)     $1,311
Year Ended December 31, 1995:
     Allowance for doubtful accounts.......        --         138        1,416(B)     (130)(A)      1,424

---------------

(A) Uncollectible accounts written off, net of recoveries.

(B) Allowance balance established on April 20, 1995 in connection with the acquisition of Pioneer Americas, Inc.

                             PIONEER AMERICAS, INC.

                       VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                                             BALANCE AT   CHARGED TO                             BALANCE AT
                                             BEGINNING    COSTS AND                                END OF
                DESCRIPTION                  OF PERIOD     EXPENSE     ADDITIONS   DEDUCTIONS      PERIOD
                -----------                  ----------   ----------   ---------   ----------    ----------
Period from January 1, 1995 through April
  20, 1995:
     Allowance for doubtful accounts.......    $2,038       $   47       $ --        $(169)(A)     $1,916
Year ended December 31, 1994:
     Allowance for doubtful accounts.......       521        1,235        300(B)       (18)(A)      2,038

---------------

(A) Uncollectible accounts written off, net of recoveries.

(B) Allowance balance established in May 1994 in connection with the acquisition of GPS.

                                 EXHIBIT INDEX


        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         *2.1            -- Asset Purchase Agreement, dated as of September 22, 1997, by and among PCI Canada, PCI Carolina, Pioneer, ICI, ICI
                            Canada and ICI Americas (incorporated by reference to
                            Exhibit 2 to the Company's Report on Form 10-Q, for the
                            quarter ended September 30, 1997).
         *2.2            -- First Amendment to Asset Purchase Agreement, dated as of
                            October 31, 1997, among PCI Canada, PCI Carolina,
                            Pioneer, ICI, ICI Canada and ICI Americas (incorporated
                            by reference to Exhibit 2(b) to the Company's Current
                            Report on Form 8-K, dated November 5, 1997).
         *3.1            -- Certificate of Incorporation of PCI Canada.
         *3.2            -- By-laws of PCI Canada.
         *3.3            -- Certificate of Incorporation of PAAC (incorporated by
                            reference to Exhibit 3.1 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.4            -- By-laws of PAAC (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.5            -- Certificate of Incorporation of PAI (incorporated by
                            reference to Exhibit 3.3 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.6            -- By-laws of PAI (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.7            -- Certificate of Incorporation of PCAC (incorporated by
                            reference to Exhibit 3.5 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.8            -- By-laws of PCAC (Incorporated by reference to Exhibit 3.6 to the Company's Registration Statement on Form S-4 (File
                            No. 33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.9            -- Certificate of Incorporation of Imperial West
                            (incorporated by reference to Exhibit 3.7 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.10           -- By-laws of Imperial West (incorporated by reference to
                            Exhibit 3.8 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.11           -- Certificate of Incorporation of All-Pure (incorporated by reference to Exhibit 3.9 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).
         *3.12           -- By-laws of All-Pure (incorporated by reference to Exhibit
                            3.10 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.13           -- Certificate of Incorporation of Black Mountain Power
                            Company (incorporated by reference to Exhibit 3.11 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.14           -- By-laws of Black Mountain Power Company (incorporated by reference to Exhibit 3.12 to the Company's Registration
                            Statement on Form S-4 (File No. 33-98828) declared
                            effective by the Commission on December 22, 1995).

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         *3.15           -- Certificate of Incorporation of All-Pure Chemical
                            Northwest, Inc. (incorporated by reference to Exhibit
                            3.13 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.16           -- By-laws of All-Pure Chemical Northwest, Inc.
                            (incorporated by reference to Exhibit 3.14 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.17           -- Certificate of Incorporation of Pioneer Chlor Alkali
                            International, Inc. (incorporated by reference to Exhibit
                            3.15 to the Company's Registration Statement on Form S-4
                            (File No. 33-98828) declared effective by the Commission
                            on December 22, 1995).
         *3.18           -- By-laws of Pioneer Chlor Alkali International, Inc.
                            (incorporated by reference to Exhibit 3.16 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.19           -- Certificate of Incorporation of G.O.W. Corporation
                            (incorporated by reference to Exhibit 3.17 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
         *3.20           -- By-laws of G.O.W. Corporation (incorporated by reference to Exhibit 3.18 to the Company's Registration Statement
                            on Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
         *3.21           -- Certificate of Incorporation of Pioneer (East), Inc.
                            (incorporated by reference to Exhibit 3.19 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.22           -- By-laws of Pioneer (East), Inc. (incorporated by
                            reference to Exhibit 3.20 to the Company's Registration
                            Statement on Form S-4 (File No. 333-30683) declared
                            effective by the Commission on October 17, 1997).
         *3.23           -- Certificate of Incorporation of T.C. Holdings, Inc.
                            (incorporated by reference to Exhibit 3.21 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.24           -- By-laws of T.C. Holdings, Inc. (incorporated by reference to Exhibit 3.22 to the Company's Registration Statement
                            on Form S-4 (File No. 333-30683) declared effective by
                            the Commission on October 17, 1997).
         *3.25           -- Certificate of Incorporation of T.C. Products, Inc.
                            (incorporated by reference to Exhibit 3.23 to the
                            Company's Registration Statement on Form S-4 (File No.
                            333-30683) declared effective by the Commission on
                            October 17, 1997).
         *3.26           -- By-laws of T.C. Products, Inc. (incorporated by reference to Exhibit 3.24 to the Company's Registration Statement
                            on Form S-4 (File No. 333-30683) declared effective by
                            the Commission on October 17, 1997).
         *3.27           -- Certificate of Incorporation of PCI Carolina, Inc.
         *3.28           -- By-laws of PCI Carolina, Inc.
         *3.29           -- Certificate of Incorporation of Pioneer Licensing, Inc.
         *3.30           -- By-laws of Pioneer Licensing, Inc.
         *4.1            -- Indenture, dated as of October 30, 1997, by and among PCI
                            Canada, the Guarantors and United States Trust Company of
                            New York, as Trustee, relating to $175,000,000 principal
                            amount of 9 1/4% Series A Senior Notes due 2007,
                            including form of Note and Guarantees.
          4.2            -- Deed of Hypothec, dated as of October 30, 1997, by PCI
                            Canada in favor of United States Trust Company of New
                            York, as Collateral Agent.

           4.3            -- Affiliate Security Agreement, dated as of October 30, 1997, among PCI Carolina, Inc.,
                             Pioneer Licensing, Inc. and United States Trust Company of New York, as Collateral
                             Agent.
           4.4            -- Debenture (New Brunswick), dated October 30, 1997, by PCI Canada in favor of United
                             States Trust Company of New York, as Collateral Agent.
           4.5(a)         -- Demand Debenture (Ontario), dated as of October 30, 1997, by PCI Canada in favor of
                             United States Trust Company of New York, as Collateral Agent.
           4.5(b)         -- Demand Debenture (Nova Scotia), dated October 30, 1997, issued by PCI Canada in favor of United States Trust Company of New York, as Collateral Agent.
           4.6(a)         -- Debenture Pledge Agreement (Ontario), dated October 30, 1997, by PCI Canada in favor of
                             United States Trust Company of New York, as Collateral Agent.
           4.6(b)         -- Debenture Pledge Agreement (Nova Scotia), dated October 30, 1997, by PCI Canada in favor of United States Trust Company of New York, as Collateral Agent.
           4.6(c)         -- Debenture Pledge Agreement (New Brunswick), dated October 30, 1997, by PCI Canada in favor of United States Trust Company of New York, as Collateral Agent.
           4.7            -- Subsidiary Security Agreement, dated as of October 30, 1997, by PCI Canada in favor of
                             United States Trust Company of New York, as Collateral Agent.
          *4.8(a)         -- Term Loan Agreement, dated as of October 30, 1997, among PAI, PAAC, Various Financial
                             Institutions, as Lenders, DLJ Capital Funding, Inc. as the Syndication Agent, Salomon
                             Brothers Holding Company Inc, as the Documentation Agent, Bank of America National
                             Trust and Savings Association, as the Administrative Agent and United States Trust
                             Company of New York, as Collateral Agent.
          *4.8(b)         -- Affiliate Guaranty, dated as of October 30, 1997, among the Affiliate Guarantors named therein.
          *4.9            -- Consent and Amendment No. 1, dated November 5, 1997, to Loan and Security Agreement, dated June 17, 1997, among PAAC, Bank of America National Trust and Savings
                             Association, as Agent and Lender and the other Lenders Party thereto.
          *4.10           -- Intercreditor and Collateral Agency Agreement, dated as of October 30, 1997 by and among United States Trust Company of New York, as Trustee and Collateral Agent, Bank of
                             America National Trust and Savings Association, as Agent, PCI Canada, PAAC and PAI.
          *4.11           -- Exchange and Registration Rights Agreement, dated as of October 30, 1997, by and among
                             PCI Canada, the Guarantors and the Initial Purchasers.
           5.1            -- Opinion of Willkie Farr & Gallagher.
           5.2            -- Opinion of Kent R. Stephenson, Esq.
           5.3            -- Opinion of Stewart McKelvey Stirling Scales, St. John, New Brunswick.
           8.1            -- Opinion of Willkie Farr & Gallagher with respect to certain tax matters.
           8.2            -- Opinion of Stikeman, Elliot, Montreal, Quebec with respect to certain tax matters.
         *10.1            -- Contingent Payment Agreement, dated as of April 20, 1995, by and among Pioneer
                             (formerly, GEV corporation), PAAC and the Sellers defined therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Pioneer, dated April 20,
                             1995).
         *10.2            -- Tax Sharing Agreement, dated as of April 20, 1995, by and among Pioneer, PAAC and the
                             Subsidiary Guarantors defined therein (incorporated by reference to Exhibit 10.3 to the
                             Company's Registration Statement on Form S-4 (File No. 33-98828) declared effective by the Commission on December 22, 1995).

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
        *10.3            -- Pioneer Companies, Inc. 1995 Stock Incentive Plan
                            (incorporated by reference to Exhibit 10.4 to the
                            Company's Registration Statement on Form S-4 (File No.
                            33-98828) declared effective by the Commission on
                            December 22, 1995).
        *10.4            -- Pioneer Companies, Inc. Key Executive Stock Grant Plan
                            (incorporated by reference to Exhibit 10.2 to the
                            Quarterly Report on Form 10-Q of Pioneer for the
                            quarterly period ended June 30, 1996).
        *10.5            -- Pioneer Chlor Alkali Company, Inc. Supplemental
                            Retirement Plan (incorporated by reference to Exhibit
                            10.5 to the Annual Report on Form 10-K of Pioneer for the
                            fiscal year ended December 31, 1995).
        *10.6            -- Employment Agreement, dated as of April 20, 1995, between
                            Pioneer and Richard C. Kellogg, Jr. (incorporated by
                            reference to Exhibit 10.1 to the Quarterly Report on Form
                            10-Q of Pioneer for the quarterly period ended June 30,
                            1995).
        *10.7            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and James E. Glattly (incorporated
                            by reference to Exhibit 10.8 to Pioneer's Annual Report
                            on Form 10-K for the year ended December 31, 1995).
        *10.8            -- Employment Agreement, dated April 20, 1995, between
                            Pioneer Americas, Inc. and Verrill M. Norwood, Jr.
                            (incorporated by reference to Exhibit 10.9 to Pioneer's
                            Annual Report on Form 10-K for the year ended December
                            31, 1995).
        *10.9            -- Executive Employment Agreement, dated January 4, 1997,
                            between Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.10 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.10           -- Stock Purchase Agreement, dated January 4, 1997, between
                            Pioneer Companies, Inc. and Michael J. Ferris
                            (incorporated by reference to Exhibit 10.11 to the Annual
                            Report on Form 10-K of the Company for the fiscal year
                            ended December 31, 1996).
        *10.11           -- Non-Qualified Stock Option Agreement, dated May 15, 1997, between Pioneer Companies, Inc. and Andrew M. Bursky.
        *10.12           -- Noncompetition Agreement, dated as of October 31, 1997, between ICI, ICI Canada, ICI Americas, PCI Canada and PCI
                            Carolina.
        *12.1            -- Statement Regarding Computation of Ratio of Earnings to
                            Fixed Charges.
        *16.1            -- Letter from Ernst & Young LLP regarding change in
                            independent accountants (incorporated by reference to
                            Exhibit 16.1 to the Company's Registration Statement on
                            Form S-4 (File No. 33-98828) declared effective by the
                            Commission on December 22, 1995).
        *21.1            -- Subsidiaries of the Registrants.
        *23.1            -- Independent Auditors' Consent of Deloitte & Touche LLP.
        *23.2            -- Independent Auditors' Consent of Ernst & Young LLP.
        *23.3            -- Independent Auditors' Consent of Piercy, Bowler, Taylor &
                            Kern.
        *23.4            -- Independent Public Accountants' Consent of Arthur
                            Andersen LLP.
        *23.5            -- Independent Auditor's Consent of KPMG.
         23.6            -- Consents of Willkie Farr & Gallagher (included in their opinions filed as Exhibits 5.1 and 8.1).

        EXHIBIT                                  DESCRIPTION
        -------                                  -----------
         23.7            -- Consent of Kent R. Stephenson, Esq. (included in his
                            opinion filed as Exhibit 5.2).
         23.8            -- Consent of Stewart McKelvey Stirling Scales, St. John,
                            New Brunswick (included in their opinion filed as Exhibit
                            5.3).
         23.9            -- Consent of Stikeman, Elliot, Montreal, Quebec (included in their opinion filed as Exhibit 8.2).
        *24.1            -- Powers of Attorney (included in the signature pages
                            hereto).
        *25.1            -- Statement on Form T-1 of Eligibility of Trustee.
         99.1            -- Form of Letter of Transmittal.
         99.2            -- Form of Notice of Guaranteed Delivery.
         99.3            -- Form of Letter to Clients.
         99.4            -- Form of Letter to Nominees.


---------------


* Previously filed.